UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

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RVUE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada	000-54348	94-3461079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17W220 22nd Street, Suite 200
Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Offices)	(Zip Code)

(312) 361-3368

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On March 18, 2016, rVue Holdings, Inc. (the “Company”), began soliciting written consents from its stockholders pursuant to its definitive Consent Solicitation Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2016 (the “Consent Solicitation Statement”) to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to: (a) increase the amount of the Company’s authorized common stock, par value $0.001 per share (the “Common Stock”) from 240,000,000 to 375,000,000, (b) remove certain limits on transactions between the Company and significant stockholders, and (c) remove certain restrictions on the voting rights of significant stockholders, on the terms set forth in the Consent Solicitation Statement (collectively, the “Amendment”).  The Amendment was approved by the stockholders, as previously reported in Item 5.07 of the Company’s Current Report on Form 8-K filed on March 29, 2016 (the “Original Form 8-K”).

As of the date of the Original Form 8-K, the Company had not completed the tabulation of the consents received from its stockholders at that time, and the Company continues to receive consents through the close of business on April 1, 2016.

This amendment to Current Report on 8-K/A amends Item 5.07 of the Original Form 8-K to provide the final tabulation results.  The final figures had no impact on the outcome of the adoption of the Amendment, which as reported in the Original Form 8-K, required the approval of the holders of a majority of the shares of Common Stock entitled to vote with respect thereto as of the record date of March 4, 2016 (the “Record Date”).

As of the Record Date, the Company had 193,900,926 shares of Common Stock issued and outstanding, of which 178,487,165 shares were entitled to vote with respect to the Amendment.  The balance, 15,413,761 shares, were shares held by Acorn Composite Corp. that constituted “Control Shares” within the meaning of Article IX of the Company’s Amended and Restated Articles of Incorporation (prior to the adoption of the Amendment).  These shares were therefore not entitled to vote with respect to the Amendment, as described in the Consent Solicitation Statement.

The Amendment received the support of the holders of 111,960,145 shares of Common Stock, or 62.7273% of the shares entitled to vote with respect thereto, as detailed below.

FINAL VOTING RESULTS
	“FOR”	“AGAINST”	“ABSTAIN”	NON-VOTES
Shares Outstanding and Entitled to Vote	111,960,145	1,301,866	500	65,224,654
Percentage of Shares Outstanding and Entitled to Vote	62.7273%	0.7294%	0.0003%	36.5431%

No other changes are made hereby to the Original Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

By:	/s/ Mark Pacchini
Mark Pacchini Chief Executive Officer

Date:  April 6, 2016